FOR IMMEDIATE RELEASE
Ciena Reports Fiscal First Quarter 2012 Financial Results

LINTHICUM, Md. - March 7, 2012 - Ciena® Corporation (NASDAQ: CIEN), the network specialist, today announced unaudited financial results for its fiscal first quarter ended January 31, 2012.

For the fiscal first quarter 2012, Ciena reported revenue of $416.7 million.

On the basis of generally accepted accounting principles (GAAP), Ciena's net loss for the fiscal first quarter 2012 was $(47.7) million, or $(0.49) per common share, which compares to a GAAP net loss of $(79.1) million, or $(0.84) per common share, for the fiscal first quarter 2011.

Ciena's adjusted (non-GAAP) net loss for the fiscal first quarter 2012 was $(16.5) million, or $(0.17) per common share, which compares to an adjusted (non-GAAP) net loss of $(13.3) million, or $(0.14) per common share, for the fiscal first quarter 2011.
“Our first quarter revenue reflects the combined effects of seasonality and longer customer deployment and revenue recognition cycles as a result of our greater mix of international and solutions-oriented sales,” said Gary Smith, president and CEO of Ciena. “However, our first quarter revenue does not reflect the underlying strength of the business and ongoing customer demand. We expect sequential revenue growth in the fiscal second quarter, and we anticipate that our operating results for the second half of fiscal 2012 will be stronger than the first half.”
Fiscal First Quarter 2012 Performance Summary
The tables below (in millions, except percentage data) provide comparisons of certain quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between the GAAP and adjusted (non-GAAP) measures contained in this release is included in Appendix A.

	GAAP Results
	Q1	Q4	Q1	Period Change
	FY 2012	FY 2011	FY 2011	Q-T-Q*	Y-T-Y*
Revenue	$416.7	$455.5	$433.3	(8.5)%	(3.8)%
Gross margin	40.3%	41.7%	38.9%	(1.4)%	1.4%
Operating expense	$198.9	$206.2	$242.4	(3.5)%	(17.9)%
Operating margin	(7.5)%	(3.6)%	(17.1)%	(3.9)%	9.6%

	Non-GAAP Results
	Q1	Q4	Q1	Period Change
	FY 2012	FY 2011	FY 2011	Q-T-Q*	Y-T-Y*
Revenue	$416.7	$455.5	$433.3	(8.5)%	(3.8)%
Adj. gross margin	41.9%	43.2%	41.8%	(1.3)%	0.1%
Adj. operating expense	$175.4	$180.8	$182.1	(3.0)%	(3.7)%
Adj. operating margin	(0.2)%	3.5%	(0.2)%	(3.7)%	0.0%

	Revenue by Segment
	Q1 FY 2012		Q4 FY 2011		Q1 FY 2011
	Revenue	%	Revenue	%	Revenue	%
Packet-Optical Transport	$266.3	63.9	$296.2	65.1	$286.5	66.1
Packet-Optical Switching	43.4	10.4	41.2	9.0	35.3	8.1
Carrier-Ethernet Solutions	21.9	5.3	28.8	6.3	27.6	6.4
Software and Services	85.1	20.4	89.3	19.6	83.9	19.4
Total	$416.7	100.0	$455.5	100.0	$433.3	100.0

* Denotes % change, or in the case of margin, absolute change

Additional Performance Metrics for Fiscal First Quarter 2012

•	Non-U.S. customers contributed 44% of total revenue

•	One 10%-plus customer represented a total of 19% of revenue

•	Cash and investments totaled $600.7 million

•	Cash flow from operations totaled $12.9 million

•	Free cash flow totaled $5.0 million

•	Average days' sales outstanding (DSOs) were 86

•	Accounts receivable balance was $399.5 million

•	Inventories totaled $248.7 million, including:

◦	Raw materials: $43.5 million

◦	Work in process: $17.7 million

◦	Finished goods: $146.9 million

◦	Deferred cost of sales: $76.2 million

◦	Reserve for excess and obsolescence: $(35.6) million

•	Product inventory turns were 3.2

•	Headcount totaled 4,386

Business Outlook for Fiscal Second Quarter 2012
Statements relating to business outlook are forward-looking in nature and actual results may differ materially. These statements should be read in the context of the Notes to Investors below.

Ciena expects fiscal second quarter 2012 financial performance to include:

•	Revenue in the range of $435 to $460 million

•	Adjusted (non-GAAP) gross margin percentage in the low 40s range

•	Adjusted (non-GAAP) operating expense in the low $180s million range

Live Web Broadcast of Unaudited Fiscal First Quarter 2012 Results
Ciena will host a discussion of its unaudited fiscal first quarter 2012 results with investors and financial analysts today, Wednesday, March 7, 2012 at 8:30 a.m. (Eastern). The live broadcast of the discussion will be available via Ciena's homepage at http://www.ciena.com/. An archived version of the discussion will be available shortly following the conclusion of the live broadcast on the Investor Relations page of Ciena's website at: www.ciena.com/investors.

Notes to Investors

Forward-looking statements. This press release contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Forward-looking statements in this release include: "Our first quarter revenue reflects the combined effects of seasonality and longer customer deployment and revenue recognition cycles as a result of our greater mix of international and solutions-oriented sales”; “However, our first quarter revenue does not reflect the underlying strength of the business and ongoing customer demand. We expect sequential revenue growth in the fiscal second quarter, and we anticipate that our operating results for the second half of fiscal 2012 will be stronger than the first half"; "Ciena expects fiscal second quarter 2012 financial performance to include revenue in the range of $435 to $460 million, adjusted (non-GAAP) gross margin percentage in the low 40s range, adjusted (non-GAAP) operating expense in the low $180s million range."

Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena's Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 22, 2011. Ciena assumes no obligation to update any forward-looking information included in this press release.

Non-GAAP Presentation of Quarterly Results. This release includes non-GAAP measures of Ciena's gross profit, operating expense, income (loss) from operations, net income (loss) and net income (loss) per share. In evaluating the operating performance of Ciena's business, management excludes certain charges and credits that are required by GAAP. These items share one or more of the following characteristics: they are unusual and Ciena does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of Ciena's control. Management believes that the non-GAAP measures below provide management and investors useful information and meaningful insight to the operating performance of the business. The presentation of these non-GAAP financial measures should be considered in addition to Ciena's GAAP results and these measures are not intended to be a substitute for the financial information prepared and presented in accordance with GAAP. Ciena's non-GAAP measures and the related adjustments may differ from non-GAAP measures used by other companies and should only be used to evaluate Ciena's results of operations in conjunction with our corresponding GAAP results. To the extent not previously disclosed in a prior Ciena financial results press release, Appendix A to this press release sets forth a complete GAAP to non-GAAP reconciliation of the non-GAAP measures contained in this release.

CIENA CORPORATION
CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Quarter Ended January 31,
	2011	2012
Revenue:
Products	$352,427	$333,673
Services	80,881	83,012
Total revenue	433,308	416,685
Cost of goods sold:
Products	214,401	197,752
Services	50,401	51,177
Total cost of goods sold	264,802	248,929
Gross profit	168,506	167,756
Operating expenses:
Research and development	95,790	89,664
Selling and marketing	57,092	64,411
General and administrative	38,314	29,400
Acquisition and integration costs	24,185	264
Amortization of intangible assets	28,784	13,471
Restructuring costs	1,522	1,722
Change in fair value of contingent consideration	(3,289)	—
Total operating expenses	242,398	198,932
Loss from operations	(73,892)	(31,176)
Interest and other income (loss), net	6,265	(4,887)
Interest expense	(9,550)	(9,570)
Loss before income taxes	(77,177)	(45,633)
Provision for income taxes	1,879	2,020
Net loss	$(79,056)	$(47,653)
Basic net loss per common share	$(0.84)	$(0.49)
Diluted net loss per potential common share	$(0.84)	$(0.49)
Weighted average basic common shares outstanding	94,496	98,066
Weighted average dilutive potential common shares outstanding	94,496	98,066

CIENA CORPORATION
CONDENSED UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	October 31, 2011	January 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$541,896	$550,461
Short-term investments	—	50,239
Accounts receivable, net	417,509	399,457
Inventories	230,076	248,651
Prepaid expenses and other	143,357	126,556
Total current assets	1,332,838	1,375,364
Long-term investments	50,264	—
Equipment, furniture and fixtures, net	122,558	118,105
Other intangible assets, net	331,635	312,220
Other long-term assets	114,123	112,567
Total assets	$1,951,418	$1,918,256
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$157,116	$176,747
Accrued liabilities	197,004	200,114
Deferred revenue	99,373	79,880
Total current liabilities	453,493	456,741
Long-term deferred revenue	24,425	21,284
Other long-term obligations	17,263	19,056
Convertible notes payable	1,442,364	1,442,279
Total liabilities	1,937,545	1,939,360
Commitments and contingencies
Stockholders’ equity:
Preferred stock – par value $0.01; 20,000,000 shares authorized; zero shares issued and outstanding	—	—
Common stock – par value $0.01; 290,000,000 shares authorized; 97,440,436 and 98,650,874 shares issued and outstanding	974	987
Additional paid-in capital	5,753,236	5,767,781
Accumulated other comprehensive income	31	(1,851)
Accumulated deficit	(5,740,368)	(5,788,021)
Total stockholders’ equity (deficit)	13,873	(21,104)
Total liabilities and stockholders’ equity (deficit)	$1,951,418	$1,918,256

CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended January 31,
	2011	2012
Cash flows from operating activities:
Net loss	$(79,056)	$(47,653)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of premium (discount) on marketable securities	—	(13)
Change in fair value of embedded redemption feature	(7,130)	980
Depreciation of equipment, furniture and fixtures, and amortization of leasehold improvements	14,543	14,721
Share-based compensation costs	9,864	8,888
Amortization of intangible assets	37,137	19,415
Deferred tax provision	183	(49)
Provision for inventory excess and obsolescence	2,645	8,224
Provision for warranty	1,093	7,706
Other	851	2,667
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	(26,451)	17,078
Inventories	(8,372)	(26,799)
Prepaid expenses and other	(5,095)	14,500
Accounts payable, accruals and other obligations	(4,300)	15,850
Deferred revenue	427	(22,634)
Net cash provided by (used in) operating activities	(63,661)	12,881
Cash flows used in investing activities:
Payments for equipment, furniture, fixtures and intellectual property	(17,265)	(7,898)
Restricted cash	(3,505)	(866)
Proceeds from sale of cost method investment	—	524
Receipt of contingent consideration related to business acquisition	16,394	—
Net cash used in investing activities	(4,376)	(8,240)
Cash flows from financing activities:
Proceeds from issuance of common stock	5,275	5,669
Net cash provided by financing activities	5,275	5,669
Effect of exchange rate changes on cash and cash equivalents	(105)	(1,745)
Net increase (decrease) in cash and cash equivalents	(62,762)	10,310
Cash and cash equivalents at beginning of period	688,687	541,896
Cash and cash equivalents at end of period	$625,820	$550,461
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$2,458	$2,458
Cash paid during the period for income taxes, net	$1,698	$2,823
Non-cash investing and financing activities
Purchase of equipment in accounts payable	$3,815	$7,409
Fixed assets acquired under capital leases	$1,456	$3,078

APPENDIX A - Reconciliation of Adjusted (Non- GAAP) Quarterly Measurements

	Quarter Ended
	January 31,
	2011	2012
Gross Profit Reconciliation (GAAP/non-GAAP)
GAAP gross profit	$168,506	$167,756
Share-based compensation-products	574	485
Share-based compensation-services	503	437
Amortization of intangible assets	5,827	5,779
Fair value adjustment of acquired inventory	5,735	—
Total adjustments related to gross profit	12,639	6,701
Adjusted (non-GAAP) gross profit	$181,145	$174,457
Adjusted (non-GAAP) gross profit percentage	41.8%	41.9%

Operating Expense Reconciliation (GAAP/non-GAAP)
GAAP operating expense	$242,398	$198,932
Share-based compensation-research and development	2,571	2,134
Share-based compensation-sales and marketing	2,991	3,101
Share-based compensation-general and administrative	3,001	2,797
Acquisition and integration costs	24,185	264
Amortization of intangible assets	28,784	13,471
Restructuring costs	1,522	1,722
Change in fair value of contingent consideration	(3,289)	—
Settlement of patent litigation	500	—
Total adjustments related to operating expense	60,265	23,489
Adjusted (non-GAAP) operating expense	$182,133	$175,443

Income (Loss) from Operations Reconciliation (GAAP/non-GAAP)
GAAP loss from operations	$(73,892)	$(31,176)
Total adjustments related to gross profit	12,639	6,701
Total adjustments related to operating expense	60,265	23,489
Adjusted (non-GAAP) loss from operations	$(988)	(986)
Adjusted (non-GAAP) operating margin percentage	(0.23)%	(0.24)%

Net Income (Loss) Reconciliation (GAAP/non-GAAP)
GAAP net loss	$(79,056)	$(47,653)
Total adjustments related to gross profit	12,639	6,701
Total adjustments related to operating expense	60,265	23,489
Change in fair value of embedded redemption feature	(7,130)	980
Adjusted (non-GAAP) net loss	$(13,282)	$(16,483)

Weighted average basic common shares outstanding	94,496	98,066
Weighted average dilutive potential common shares outstanding	94,496	98,066

Net Income (Loss) per Common Share
GAAP diluted net loss per common share	$(0.84)	$(0.49)
Adjusted (non-GAAP) diluted net loss per common share	$(0.14)	$(0.17)

The adjusted (non-GAAP) measures above and their reconciliation to Ciena's GAAP results for the periods presented reflect adjustments relating to the following items:

•	Share-based compensation expense - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

•
Amortization of intangible assets - a non-cash expense arising from the acquisition of intangible assets, principally developed technologies and customer-related intangibles acquired from the MEN Business, that Ciena is required to amortize over its expected useful life.

•
Fair value adjustment of acquired inventory - an infrequent charge required by acquisition accounting rules resulting from the required revaluation of inventory acquired from the MEN Business to estimated fair value. This revaluation resulted in a net increase in inventory carrying value and an increase in cost of goods sold for the periods indicated.

•
Acquisition and integration costs - reflects transaction expense, and consulting and third party service fees associated with the acquisition of the Nortel MEN Business and the integration of this business into Ciena's operations.

•
Restructuring costs - costs incurred as a result of restructuring activities (or in the case of recoveries, previous restructuring activities) taken to align resources with perceived market opportunities.

•
Change in fair value of contingent consideration – a non-cash, unrealized gain during the periods identified related to Nortel's early termination right for the Carling, Canada facility lease entered into as part of the acquisition of the MEN Business.

•	Settlement of patent litigation - included in general and administrative expense during our first quarter of fiscal 2011 is a $0.5 million patent litigation settlement.

•
Change in fair value of embedded redemption feature - a non-cash unrealized gain or loss reflective of a mark to market fair value adjustment of an embedded derivative related to the redemption feature of Ciena's outstanding 4.0% senior convertible notes.